--------------------------------------------------------------------------------
                                 T. Rowe Price
--------------------------------------------------------------------------------
                                 Annual Report
                            International Stock Fund
--------------------------------------------------------------------------------
                                October 31, 1996
--------------------------------------------------------------------------------
Report Highlights
================================================================================

* Several foreign stock markets were strong during the past 12 months, although few were able to keep pace with the exuberant U.S. market.

* The fund performed well relative to its benchmarks, largely because of its underweighting in Japan. Returns were 1.05% and 14.87%, respectively, for the 6- and 12-month periods ended October 31, 1996.

* The fund maintained a neutral weighting in Europe versus the index and a 6% weighting in Latin America, which made a positive contribution to fund performance over the past year.

*    The  effect  of  currency   translation  was  mixed,  with  U.S.  investors
     benefiting in dollar terms from the advancing British pound and losing ground because of the flagging Japanese yen.

* Going forward we intend to maintain about half of fund assets in European stock markets where economic recovery continues, and to diversify remaining assets among Asian and Latin American stocks.

================================================================================
Fellow Shareholders
--------------------------------------------------------------------------------

     Few overseas markets were able to keep pace with an exuberant Wall Street where stock prices benefited from a benign interest rate environment and strong corporate earnings. Overseas the economic picture was more subdued. Overall, foreign stock returns were lackluster for the past six months but respectable for the year ended October 31.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 10/31/96                                    6 Months    12 Months
--------------------------------------------------------------------------------
International Stock Fund                                      1.05%       14.87%
MSCI EAFE Index *                                           - 2.42        10.47
Lipper International Funds Average                          - 0.89        10.73
--------------------------------------------------------------------------------
*Net of withholding taxes
================================================================================

     The T. Rowe Price International Stock Fund performed well against both its index and its peer group over the 12 months ended October 31. Its return over this period of 14.87% was significantly ahead of the Morgan Stanley Capital International Europe, Australia, and Far East Index (MSCI EAFE) and also exceeded the Lipper International Funds Average by a similar margin. During the six months ended October 31, the fund's results were modest in absolute terms but were still ahead of both the index and peer group.

PERFORMANCE REVIEW

     Over the 12-month period ended October 31, fund performance against the index was helped significantly by an underweighting in Japan where the stock market performed poorly in dollar terms. The fund continues to be overweighted in Southeast Asia where markets such as Hong Kong contributed well, while small positions in markets such as Singapore, Thailand, and South Korea were disappointing. In Europe, the portfolio has a neutral weighting against the index but our stock selection added value. An overweighting in the Netherlands was particularly helpful. Latin America, which is not represented in the index, performed well over the 12 months, with Brazil making a strong contribution during the second half.

     Although the fund has continued to compare favorably with its index and peers, foreign stocks have failed to keep up with the U.S. market. In Europe, the Continental economies have been weak, constrained by the tight fiscal policies of those governments trying to meet the economic criteria required for Economic Monetary Union (EMU) membership in January 1999. Countering this tight fiscal policy, most central banks kept the monetary reins relatively loose, which in turn has helped a number of markets produce double-digit returns.

     [Geographic Diversification pie chart showing: Europe 53%, Japan 21%, Far East 14%, Latin America 6%, Other and Reserves 6%]

     Japan  continued  its  tentative  recovery  but the yen has  remained  weak against a background of a declining current account surplus, low domestic interest rates, and the government's determination to keep the corporate sector competitive in world markets. Elsewhere in the Pacific, the picture was mixed. The economies of Hong Kong and Malaysia remained buoyant, and each stock market produced returns of over 20% during the 12 months under review. Singapore and Korea were both hurt by a decline in exports of electronic components to the U.S., and their stock markets were poor performers. The best 12-month performance came from the stock markets of Latin America where overseas investors have been encouraged by a mix of disciplined economic policies and more stable currencies. Brazil and Argentina each achieved returns of more than 30% in dollars and the Mexican market was not far behind.

     Currency markets were much more subdued. The U.S. dollar improved steadily against the yen for most of the year but rose only a modest amount against leading European currencies such as the franc and deutschemark. Perhaps surprisingly, the British pound and the Italian lira were the strongest European currencies and each has even strengthened against the dollar over the last 12 months. On balance, the overseas currency mix hampered the fund; a U.S. dollar return of 14.87% compares with an estimated figure of 19.97% when the currency effect is excluded.

INVESTMENT REVIEW

Far East

     A year ago, the economy in Japan was in trouble as the combination of currency strength and a banking crisis threatened to throw it into a deflationary spiral. Helped by a stimulatory fiscal policy and a successful strategy of currency depreciation, the economy pulled through this difficult period but the recovery is patchy at best. Capital expenditure - traditionally the engine of Japanese growth - picked up strongly and this in turn fed through to better figures for production and shipments. Significantly, there is evidence that an inventory overhang is now being worked off, which bodes well for the future. Dimming this brighter picture is consumer expenditure - by far the largest component of GDP - which remains very sluggish. Despite this mixed picture, our assumption is that the economy will continue its steady recovery. Monetary policy is supportive and the recent weakness of the yen will be a big help to Japan's export industry.

     The stock market also struggled to make progress. It still looks expensive compared with other world markets but, against its own history, looks to be better valued. Our strategy in the market avoids the financial sector where bad loans continue to haunt the city banks and valuations remain unacceptably high. We added to sectors such as retailing, pharmaceuticals, and consumer nondurables where we can find growth at a reasonable valuation. Our holdings also focused on a number of Japan's multinational corporations, many of which are world leaders in their fields. These stocks performed well for us recently and we have cut back in a number of them where prices moved ahead of realistic expectations.

==============================
China  is  now  an   important
influence   even   though  its
stock market is undeveloped.
------------------------------

     Elsewhere in the region, the economy of China is now an important influence even though its stock market is undeveloped. Three years ago this economy was blazing along at an unsustainable pace, threatening an inflationary blowout and a sharp reversal of the trade balance. However, the current picture suggests that the authorities have achieved a soft landing. GDP growth has moderated to a level of about 10%, inflation is back under control, and the current account is now in modest surplus. The improved health of the Chinese economy has provided support for Hong Kong where, over the last six months, the stock market was one of the best in the region. With the U.S. dollar pegged to the Hong Kong dollar, a more benign interest rate environment in the U.S. quickly spilled over into Hong Kong, and the Bank of China reduced its interest rates twice in the last few months. Improved business results from the financial sector and a recovery in residential property prices all helped this market, where we have a moderate overweighting.

     In contrast, the Singapore market performed poorly over the last six months as a weak trend in exports put a brake on the broad economy. The government has announced measures to dampen speculation in the residential property market, and the recent trend in corporate earnings has been below expectations. Singapore has one of the best managed economies in the world but the stock market is unlikely to perform until the economy picks up again. In contrast, the Malaysian market held up well during the summer months and smaller companies continued to perform well. The worry here is that the economy has been growing too fast, but recent statistics evidence a deceleration, which will in turn moderate the high external deficit.

================================================================================
Market Performance
--------------------------------------------------------------------------------
Six Months                     Local           Local Currency             U.S.
Ended 10/31/96              Currency         vs. U.S. Dollars          Dollars
--------------------------------------------------------------------------------
France                          2.15%                   1.35%             3.53%
Germany                         6.65                    1.35              8.09
Hong Kong                      10.36                    0.04             10.40
Italy                        - 10.35                    3.18            - 7.50
Japan                         - 8.74                  - 7.90           - 15.95
Mexico                          2.26                  - 6.96            - 4.86
Netherlands                     9.44                    1.18             10.74
Singapore                    - 16.26                  - 0.21           - 16.44
Sweden                         13.97                    3.55             18.01
Switzerland                     2.31                  - 1.11              1.17
United Kingdom                  5.20                    8.52             14.16
--------------------------------------------------------------------------------
Source: FAME Information Services, Inc., using MSCI indices.
================================================================================

     In Thailand, the stock market collapsed over the last six months. Corporate profits came in below expectations, the quality of bank balance sheets was called into question, and a downgrade in the rating of Thai obligations was a blow to foreign confidence. Our portfolio had less than 1% of assets in Thailand and the companies we have chosen should weather this uncomfortable period for the economy. South Korea is another stock market that performed poorly over the last six months. The main culprit here was a sharp deterioration in the trade deficit with a loss of competitiveness against Japanese companies and a very sharp fall in semiconductor prices. Again, our position in this market is very small but, with a number of blue chips now looking very cheap, it is probably time to add to our positions.

     In Australia, the economy is slowing but not sliding into recession. The new Liberal Coalition government has a workable majority and its objectives of labor reform and further integration with Southeast Asia bode well. The stock market has been unexciting but, helped by currency appreciation, returns for the U.S. investor were reasonable. In New Zealand, the economy is in better shape and the market has shown solid dollar returns helped by a strong contribution from the New Zealand dollar.

================================================================================
Industry Diversification
--------------------------------------------------------------------------------
                                                  Percent of         Percent of
                                                  Net Assets         Net Assets
                                                     4/30/96           10/31/96
--------------------------------------------------------------------------------

Services .................................              23.9%              26.5%
Finance 17.6 .............................              17.0
Consumer Goods ...........................              16.4               16.5
Capital Equipment ........................              15.7               13.2
Energy ...................................              10.6                9.9
Materials ................................               8.4                7.8
Multi-Industry ...........................               2.9                3.5
Miscellaneous ............................               0.1                0.1
Reserves .................................               4.4                5.5
--------------------------------------------------------------------------------
Total ....................................             100.0%             100.0%
================================================================================

Europe

     In Europe, the economic picture is one of contrasts. On the Continent, the German locomotive is showing a moderate recovery but there are few signs that it is pulling its neighbors along. On the other hand, the U.K. continued a steady growth phase and smaller economies such as Norway and Ireland are performing strongly.

     Germany remains at the forefront of the move to Economic Monetary Union and, along with the other founder members, its government must soon meet the Maastricht criteria for debt and budget deficits as a percentage of GDP. The budget for the old West Germany is in surplus but there is a significant deficit in the old East Germany and, therefore, overall fiscal policy remains tight at this point in the cycle. Recognizing this dilemma, the Bundesbank maintained a moderately loose monetary policy and the economy is unlikely to slip into recession. The picture should improve as unification tax surcharges phase out and stimulate better consumer sentiment. Also, the weaker deutschemark will help with the export sector. We continued to underweight this market but our bias toward growth companies in the chemical and drug sectors enabled us to add value.

     The situation in the Netherlands is similar but the domestic economy is of limited relevance to the Dutch market, which is dominated by a small number of multinational companies. A number of our favorite multinationals are among our largest holdings, and Royal Dutch Petroleum, together with media and publishing stocks Wolters Kluwer and Elsevier, all performed very strongly.

==============================
The  U.K.  Stock  market  made
good  progress for most of the
year  and was one of  Europe's
better performers.
------------------------------

     In the U.K., the economy is continuing a long period of steady growth that has enabled corporate earnings to advance, but inflation and the current account are well under control. It is unlikely that the U.K. will be a founding member of EMU and, therefore, it is less constrained by the Maastricht criteria. Also, with general elections that must be held no later than May 1997, the ruling Conservative Party will be anxious for the "feel good" factor to reappear. Despite all the temptations, the Chancellor has behaved prudently by raising interest rates a notch, and his forthcoming budget will make few concessions on taxes. The stock market made good progress for most of the year and was one of Europe's better performers. In recent weeks, it retreated from an all-time high but, for the U.S. investor, this was more than compensated for by sterling's sharp advance. Our bias toward growth stocks in the service and pharmaceutical sectors continued to be a successful strategy in this market.

     In France, the picture remained bleak with the economy hardly moving and unemployment uncomfortably high. Already this has caused some social unrest, but the government is unable to offer fiscal stimulus given the deficit targets required by EMU. At least the current account was in surplus and the link between the french franc and deutschemark seemed to be holding steady. Despite the poor economic background, we can find many investments that meet our preference for growth at a reasonable price. These have tended to be in the service sector where retailers such as Carrefour and Pinault Printemps performed well.

     The stock market in Switzerland is another where the multinationals tend to dominate the scene. Surprisingly, the Swiss franc has been a weak currency over the year, but this has focused attention on the exporters where our selections have been rewarding, even in U.S. dollars.

     Turning to the smaller economies, the Nordic markets were strong, with Sweden benefiting from a steady fall in interest rates as the government tried to hold the strong kroner in line with other European currencies. Norway also did well as the country's oil wealth provided healthy surpluses for both public expenditure and external trade. Spain and Italy have indicated their ambitions to be founding members of EMU but a cold look at the statistics suggests they will be hardpressed to meet the required economic targets in time. Nevertheless, the new Italian government under Mr. Prodi has shown remarkable vigor in tackling deep-seated problems such as public sector wage discipline and fiscal reform.

================================================================================
About Your Investment Manager
--------------------------------------------------------------------------------

     Since many of you are new investors in the T. Rowe Price international stock funds, we want to tell you briefly about the management team behind them. The funds are managed by Rowe Price-Fleming International, Inc., a joint venture between T. Rowe Price and Robert Fleming Holdings Ltd. of London.

     Rowe Price-Fleming brings a wealth of experience to international investing. T. Rowe Price was founded in 1937, and Robert Fleming, a British merchant bank and investment firm, was founded in 1873. Since its birth in 1979, Rowe Price-Fleming has grown into the largest U.S. manager of international no-load funds,* with more than $27 billion under its stewardship, including 11 stock and bond mutual funds.

     While Rowe Price-Fleming's investment team is based in London, portfolio managers are also located in Tokyo, Hong Kong, Singapore, Baltimore, and soon in South America. The company's equity managers are responsible for specific stock selection, but they are supported by more than 100 analysts in 14 financial centers worldwide.

     Rowe Price-Fleming's investment philosophy is straightforward and consistent: Each equity fund seeks broad diversification among companies that offer above-average growth prospects at reasonable valuations. While diversifying among many different companies and industries, each fund adheres strictly to its prospectus.

     Portfolio managers combine a macroeconomic view of each market with extensive research on individual companies. Therefore, your portfolios can potentially benefit from positive economic trends as well as from the selection of individual stocks that may perform well regardless of economic conditions.

     Rowe Price-Fleming believes that its emphasis on faster-growing foreign economies, broad diversification, and strong commitment to fundamental research helps it identify the best opportunities in international stocks.
--------------------------------------------------------------------------------
*Strategic Insight Simfund
================================================================================

Latin America

     The stock markets of Latin America made a strong contribution to the fund's return over the last 12 months. Our largest position was in Brazil where the economy regained momentum after a difficult 1995. Industrial production and retail sales were both in positive territory but the government will respond quickly to any signs of a resurgence of inflation or deterioration in the trade position. Many analysts think the currency is overvalued although, provided the government pursues the right policies, international confidence can be maintained. The major stock market theme this year was the privatization and restructuring of the telecommunications and electricity sectors, and our holding in blue chip Telecomunicacoes Brasileiras outperformed strongly.

     Mexico has come a long way since the peso crisis of two years ago although the banking system remains fragile despite a restructuring program. After a savage recession, the economy is now growing again with the export sector benefiting from the weak peso. Reserves are still uncomfortably low and international confidence will depend on further improvement of the trade position.

INVESTMENT POLICY AND OUTLOOK

     Our strategy for the fund going forward is to maintain about half the portfolio in the stock markets of Europe. Japan remains the largest individual country position but is significantly underweighted versus the benchmark, and we maintain important positions in the smaller markets of Southeast Asia and Latin America. The portfolio remains well diversified in terms of its country distribution and the number of stocks held. A common theme to our stock selection is to find growth at a reasonable valuation, although we have been comfortable holding more cyclical issues in markets such as Japan where we think economic recovery will continue.

     Stock markets tend to be driven by the direction of interest rate moves and how corporate business results compare with expectations. For two years now, these two forces have been simultaneously positive for the U.S. market but have been less compelling overseas.

     There are some signs that this may be about to change. Interest rates in the U.S. are unlikely to fall much further and a long period of strong corporate profit growth may be coming to an end. In contrast, interest rates can fall further in a number of European markets and the economic recovery in Europe and Japan may surprise on the upside. The smaller markets of Asia and Latin America have great potential and have their part to play in a diversified international portfolio.

     The case for international diversification is as valid as ever, the fund remains fully invested, and we are optimistic about its future.

Respectfully submitted,

[Signature]

Martin G. Wade
President

November 22, 1996

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
TWENTY-FIVE LARGEST HOLDINGS
                                                                    Percent of
                                                                    Net Assets
                                                                      10/31/96
--------------------------------------------------------------------------------
Wolters Kluwer, Netherlands .....................................          2.2%
Royal Dutch Petroleum, Netherlands ..............................          1.9
Elsevier, Netherlands ...........................................          1.8
National Westminster Bank, United Kingdom .......................          1.5
Smithkline Beecham, United Kingdom ..............................          1.4
Telecomunicacoes Brasileiras, Brazil ............................          1.2
Reed International, United Kingdom ..............................          1.2
Eaux Cie Generale, France .......................................          1.2
Astra, Sweden ...................................................          1.0
Shell Transport and Trading, United Kingdom .....................          1.0
Roche Holdings, Switzerland .....................................          0.9
ABB, Sweden/Switzerland 0.9
Gehe, Germany ...................................................          0.9
Mitsubishi Heavy Industries, Japan ..............................          0.9
Kyocera, Japan ..................................................          0.8
ING Groep, Netherlands ..........................................          0.8
Pinault Printemps, France .......................................          0.8
Abbey National, United Kingdom ..................................          0.8
Nestle, Switzerland .............................................          0.8
NEC, Japan ......................................................          0.8
Carrefour, France ...............................................          0.8
Canon, Japan ....................................................          0.8
Kingfisher, United Kingdom ......................................          0.7
Denso, Japan ....................................................          0.7
Bayer, Germany ..................................................          0.7
--------------------------------------------------------------------------------
Total ...........................................................         26.5%
================================================================================

================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

     [SEC chart showing International Stock Fund $30,420; MSCI EAFE Index $24,355; Lipper International Funds Average $26,632]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
Periods Ended 10/31/96            1 Year      3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
International Stock Fund           14.87%        8.91%       10.90%       11.77%
--------------------------------------------------------------------------------
Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                               Year                                    10 Months++         Year
                                              Ended                                        Ended          Ended
                                           10/31/96       10/31/95       10/31/94       10/31/93       12/31/92       12/31/91
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
Beginning of period ...............      $    12.09     $    12.84     $    11.74     $     8.89     $     9.54     $     8.81

Investment activities
        Net investment income .....            0.19           0.18           0.09           0.10           0.14           0.15
        Net realized and
        unrealized gain (loss) ....            1.57          (0.19)          1.30           2.75          (0.47)          1.22

        Total from
        investment activities .....            1.76          (0.01)          1.39           2.85          (0.33)          1.37

Distributions
        Net investment income .....           (0.18)         (0.12)         (0.09)          --            (0.16)         (0.15)
        Net realized gain .........           (0.20)         (0.62)         (0.20)          --            (0.16)         (0.49)

        Total distributions .......           (0.38)         (0.74)         (0.29)          --            (0.32)         (0.64)

NET ASSET VALUE
End of period .....................      $    13.47     $    12.09     $    12.84     $    11.74     $     8.89     $     9.54

Ratios/Supplemental Data
Total return ......................           14.87%          0.38%         12.03%         32.06%         (3.47)%        15.87%
Ratio of expenses to
average net assets ................            0.88%          0.91%          0.96%          1.01%+         1.05%          1.10%
Ratio of net investment
income to average
net assets ........................            1.58%          1.56%          1.11%          1.52%+         1.49%          1.51%
Portfolio turnover rate ...........            11.6%          17.8%          22.9%          29.8%+         37.8%          45.0%
Average commission
rate paid .........................      $   0.0020             $-             $-             $-             $-             $-
Net assets, end of period
(in millions) .....................      $    8,776     $    6,386     $    6,206     $    3,746     $    1,950     $    1,476
------------------------------------------------------------------------------------------------------------------------------------

+    Annualized.
++   The fund's fiscal year-end was changed to 10/31.
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

================================================================================
Statement of Net Assets
--------------------------------------------------------------------------------
                                                           Shares/Par      Value
                                                                    In thousands
--------------------------------------------------------------------------------

ARGENTINA  0.7%
Common Stocks  0.7%

Banco de Galicia Buenos Aires (Class B) ADR (USD) .....       345,562     $6,263
Banco Frances del Rio ADR (USD) .......................       305,757      8,026
Enron Global Power & Pipeline (USD) ...................        79,819      2,245
Naviera Perez (Class B) ...............................     2,340,506     14,864
Sociedad Comercial del Plata * ........................       857,750      2,024
Sociedad Comercial del Plata ADR (144a) (USD) * .......        79,613      1,886
Telecom Argentina Stet (Class B) ......................       485,570      1,833
Telecom Argentina Stet (Class B) ADR (USD) ............        56,339      2,127
Telefonica de Argentina (Class B) ADR (USD) ...........       480,340     11,168
Telefonica de Argentina (Class B) ADS (USD) ...........       117,840      2,740
Transportadora de Gas del Sur ADR (USD) ...............       185,858      2,160
YPF Sociedad Anonima (Class D) ADR (USD) ..............       387,201      8,809
Total Argentina (Cost $64,305) ........................                   64,145


AUSTRALIA  1.7%
Common Stocks  1.6%

Amcor Limited ..................................          498,000          3,095
Australia & New Zealand Bank Group .............        1,488,000          8,692
Australia Gas & Light ..........................        3,029,798         16,619
Broken Hill Proprietary ........................        1,329,836         17,656
Coca Cola Amatil ...............................          210,404          2,893
Howard Smith ...................................          768,123          6,028
Lend Lease .....................................          457,144          7,751
National Australia Bank ........................          808,590          8,877
News Corporation ...............................        1,860,030         10,586
Publishing and Broadcasting ....................        1,681,850          7,572
Tabcorp Holdings ...............................        3,123,000         14,729
TNT * ..........................................        2,945,742          5,674
Westpac Banking ................................        2,089,000         11,922
WMC ............................................        1,240,057          7,794
Woodside Petroleum .............................        1,875,000         13,227
                                                                         143,115

Preferred Stocks  0.1%
Sydney Harbour Casino Holdings * ...............         5,144,800         7,340
                                                                           7,340
Total Australia (Cost $110,786) ................                         150,455

AUSTRIA  0.1%
Common Stocks  0.1%

EVN Energie Versorgung Nieder ..................          22,800          $3,092
Flughafen Wien .................................          57,126           2,816
Total Austria (Cost $4,934) ....................                           5,908


BELGIUM  0.9%
Common Stocks  0.9%

Generale Banque ...............................           61,617          21,533
Generale Banque, VVPR Strip ...................            5,601               4
Kredietbank ...................................          144,392          46,641
UCB ...........................................            5,170          11,396
                                                                          79,574
Convertible Bonds  0.0%
Kredietbank, 5.75%, 11/30/03 ............         BEL      38,115,000      1,603
                                                                           1,603
Total Belgium (Cost $53,973) ............      81,177


BRAZIL  3.3%
Common Stocks  0.5%

Brazil Fund (USD) ...........................              254,600         5,347
Companhia Siderurgica Nacional ..............          171,890,000         4,266
Eletrobras ..................................           37,089,553        11,516
Eletrobras ADR (USD) * ......................              106,277         1,661
Pao de Acucar GDR (USD) .....................              366,930         7,201
Telecomunicacoes Brasileiras ................          166,493,000        10,144
Telecomunicacoes de Sao Paulo * .............            3,902,886           665
White Martins ...............................        3,000,950,000         4,644
                                                                          45,444
Preferred Stocks  2.8%
Banco Bradesco ....................................     2,337,025,767     19,926
Banco Itau ........................................        11,295,000      4,892
Brahma ............................................        23,280,393     14,389
Brasmotor .........................................        19,947,000      6,776
Cia Cimento Portland Itau .........................        17,859,000      4,693
Cia Energetica de Sao Paulo ADS (USD) * ...........           156,300      1,563
Cia Energetica Minas Gerais .......................       262,919,692      8,368
Cia Energetica Minas Gerais ADR,
                 sponsored, non voting (USD) * ....           435,562     13,775
Cia Tecidos Norte de Minas ........................        13,940,000      4,681
Lojas Americanas ..................................       196,273,000      3,085
Petrol Brasileiros ................................        70,772,184      9,162
Telecomunicacoes Brasileiras ......................       236,993,267     17,600
Telecomunicacoes Brasileiras ADR (USD) ............         1,023,532     76,253
Telecomunicacoes Brasileiras ADR (144a) (USD) .....            14,601      1,088

Telecomunicacoes de Minas Gerais ..................        41,766,000      4,663
Telecomunicacoes de Sao Paulo .....................        91,069,458     16,664
Telecomunicacoes de Rio de Janeiro ................        39,333,000      3,790
Unibanco ..........................................       405,110,000     11,238
Usiminas ..........................................    10,623,600,000     11,168
Usiminas ADS (USD) ................................         1,223,659     12,696
                                                                         246,470
Total Brazil (Cost $207,946) ......................                      291,914


CANADA  0.3%
Common Stocks  0.3%

Alcan Aluminum ................................          574,100          18,848
Royal Bank of Canada ..........................          227,590           7,523
Total Canada (Cost $18,063) ...................                           26,371


CHILE  0.5%
Common Stocks  0.5%

AFP Providia ADR (USD) ...................................      54,044     1,257
Chile Fund (USD) .........................................     404,098     8,789
Chilectra ADR (144a) (USD) ...............................     122,656     6,731
Chilgener ADS (USD) ......................................     186,659     4,223
Compania Cervecerias Unidas ADS (USD) ....................     160,311     3,246
Compania de Telecomunicaciones de Chile ADR (USD) ........      71,340     7,036
Empresa Nacional de Electricidad ADS (USD) ...............     449,408     8,258
Enersis ADS (USD) ........................................     260,256     7,645
Total Chile (Cost $49,623) ...............................                47,185


CHINA  0.5%
Common Stocks  0.5%

Huaneng Power International (Class N) ADR (USD) * .....     1,335,000    $20,692
Shanghai Petrochemical (Class H) (HKD) ................    43,596,000     11,699
Yizheng Chemical Fibre (Class H) (HKD) ................    31,441,000      7,279
Total China (Cost $48,969) ............................                   39,670


CZECH REPUBLIC  0.0%
Common Stocks  0.0%

SPT Telecom .......................................         35,764         3,824
Total Czech Republic (Cost $3,397) ................                        3,824


DENMARK  0.2%
Common Stocks  0.2%

Den Danske Bank ................................          138,670          9,949
Tele Danmark (Class B) .........................           60,017          3,026
Unidanmark (Class A) ...........................          146,749          6,766
Total Denmark (Cost $16,230) ...................                          19,741

FINLAND  0.2%
Preferred Stocks  0.2%

Nokia (Class A) ...............................          325,112          15,019
Total Finland (Cost $7,170) ...................                           15,019


FRANCE  8.2%
Common Stocks and Warrants 8.2%

Accor ...........................................        104,243          13,090
Alcatel Alsthom .................................        194,050          16,549
Assurances Generales de France ..................        239,884           7,076
AXA .............................................         53,300           3,329
Canal Plus ......................................         92,330          22,863
Carrefour .......................................        122,607          68,036
Castorama Dubois ................................         42,171           7,218
Chargeurs International .........................         61,180           2,657
Cie de St. Gobain ...............................        255,128          34,433
Credit Local de France, bearer ..................         55,140           4,743
Credit Local de France, registered ..............         76,168        $  6,552
Eaux Cie Generale ...............................        870,002         103,975
Ecco ............................................          9,690           2,322
Elf Aquitaine ...................................        327,945          26,223
GTM Entrepose ...................................        108,850           5,163
Guilbert ........................................        103,654          16,483
Havas ...........................................         87,050           5,718
L'Oreal .........................................         34,948          11,833
Lapeyre .........................................        212,150          10,382
Legrand .........................................         79,363          13,769
LVMH ............................................        233,832          53,558
Pathe ...........................................         61,180          16,502
Pinault Printemps ...............................        188,663          71,148
Primagaz ........................................        130,989          13,528
Primagaz, warrants, exp. 6/30/98 * ..............          7,294             141
Rexel ...........................................         48,950          14,505
Sanofi ..........................................        113,935          10,320
Schneider .......................................        344,800          16,861
Societe Generale ................................         53,330           5,748
Sodexho .........................................         87,350          42,218
Television Francaise ............................        395,699          42,105
Total (Class B) .................................        671,204          52,502
Total France (Cost $580,746) ....................                        721,550


GERMANY  4.3%
Common Stocks and Warrants 4.0%

Allianz Holdings ...................................         16,370       29,607
Allianz Holdings, warrants, exp. 2/23/98 * .........         55,000        2,906
Altana .............................................          6,926        5,534

Bayer ..............................................      1,720,334       64,978
Bilfinger and Berger ...............................        259,250       10,494
Buderus ............................................         16,705        7,556
Deutsche Bank ......................................        370,500       17,297
Gehe ...............................................      1,144,740       77,102
Hoechst ............................................        269,010       10,147
Hornbach Baumarkt ..................................         63,890        2,067
Mannesmann .........................................         40,868       15,868
Praktiker ..........................................        137,751        2,820
Rhoen Klinikum .....................................        169,688       21,289
SAP ................................................         60,640        8,209
Schering ...........................................         93,639        7,537
Siemens ............................................        146,466        7,568
Siemens, warrants, exp. 6/2/98 * ...................         40,000        3,381
Veba ...............................................        754,050       40,217
Veba, warrants, exp. 4/6/98 * ......................         30,698        8,696
Volkswagen .........................................         19,186        7,683
                                                                         350,956

Preferred Stocks  0.3%
Fielmann ........................................         104,076          4,330
Hornbach ........................................         121,630          7,630
Krones ..........................................          19,980          7,058
SAP .............................................          63,959          8,607
                                                                          27,625
Total Germany (Cost $299,855) ...................                        378,581


HONG KONG  4.6%
Common Stocks  4.6%

Cathay Pacific Airways ...........................       10,308,000       16,131
Dao Heng Bank Group ..............................        5,029,000       22,113
First Pacific ....................................       20,573,952       28,338
Guangdong Investment .............................       22,661,000       16,266
Guangzhou Investment .............................       54,138,000       17,504
Guoco Group ......................................        5,997,000       31,722
Hong Kong Land Holdings (USD) ....................       27,809,058       62,014
Hopewell Holdings ................................       43,727,000       29,407
Hutchison Whampoa ................................        6,820,000       47,629
New World Development ............................        9,331,884       54,310
Swire Pacific (Class A) ..........................        3,945,500       34,826
Wharf Holdings ...................................       10,751,000       44,354
Total Hong Kong (Cost $348,697) ..................                       404,614


INDIA  0.2%
Common Stocks  0.2%

State Bank of India GDR (USD) .................         1,232,500         18,488
Total India (Cost $17,440) ....................                           18,488

ITALY  1.9%
Common Stocks and Warrants 1.9%

Assicurazioni Generali ..........................          423,840         8,186
Banca Fideuram ..................................        6,882,607        14,586
Danieli & Company, savings shares ...............          435,800         1,385
ENI .............................................        4,469,820        21,406
Finanziaria Autogrill ...........................        1,183,047         1,207
IMI .............................................        1,639,007        12,971
Industrie Natuzzi ADR (USD) .....................          121,650         5,505
Istituto Nazionale delle Assicurazioni ..........        2,564,000         3,541
Italgas .........................................        2,340,093         8,638
Mediolanum ......................................          793,110         7,861
Rinascente ......................................          745,400         4,408
Rinascente, warrants, exp. 11/30/99 * ...........           37,269            16
Sasib, savings shares ...........................          629,225         1,089
Stet ............................................        6,565,680        22,679
Stet, savings shares ............................        3,030,805         8,071
Telecom Italia ..................................        5,991,779        13,350
Telecom Italia Mobile ...........................       11,710,182        24,200
Telecom Italia Mobile, savings shares ...........        3,005,345         3,427
Unicem * ........................................          387,997         2,583
                                                                         165,109

Corporate Bonds  0.0%
Danieli & Company, 7.25%, 1/1/00 ........          ITL      508,500,000      312
                                                                             312
Total Italy (Cost $136,934) .............                                165,421


JAPAN  21.0%
Common Stocks  21.0%

Advantest .....................................           145,100          5,480
Alps Electric .................................         1,212,000         15,010
Amada .........................................         2,624,000         22,586
Canon .........................................         3,512,000         67,245
Citizen Watch .................................         1,637,000         12,437
Daifuku .......................................           512,000          6,296
Daiichi Pharmaceutical ........................         2,477,000         35,679
DaiNippon Screen Manufacturing ................         2,306,000         18,208
Daiwa House ...................................         3,129,000        $43,422
DDI ...........................................             3,699         27,778
Denso .........................................         3,145,000         65,190
East Japan Railway ............................             7,786         35,766
Fanuc .........................................           640,000         20,517
Hitachi .......................................         3,994,000         35,431
Hitachi Zosen .................................         4,012,000         19,592
Honda Motor ...................................           307,000          7,334

Inax ..........................................         1,209,000         10,279
Ishihara Sangyo Kaisha * ......................         1,347,000          4,034
Ito-Yokado ....................................           908,000         45,298
Kao ...........................................         1,263,000         14,865
Kawada Industries .............................           400,000          2,881
Kokuyo ........................................         1,207,000         29,895
Komatsu .......................................         3,252,000         26,620
Komori ........................................         1,056,000         23,744
Kumagai Gumi ..................................         2,315,000          7,320
Kuraray .......................................         2,796,000         27,013
Kyocera .......................................         1,105,000         72,887
Makita ........................................         1,746,000         23,923
Marui .........................................         2,098,000         38,881
Matsushita Electric Industrial ................         3,315,000         52,991
Mitsubishi ....................................         1,704,000         19,007
Mitsubishi Heavy Industries ...................         9,873,000         75,876
Mitsubishi Paper Mills ........................         1,676,000          8,067
Mitsui Fudosan ................................         5,029,000         62,280
Mitsui Petrochemical Industries ...............         1,123,000          6,816
Murata Manufacturing ..........................         1,162,000         37,354
National House Industrial .....................           691,000          9,953
NEC ...........................................         6,252,000         68,091
Nippon Hodo ...................................           642,000          8,966
Nippon Steel ..................................        14,624,000         42,643
Nippon Telephone & Telecom ....................             3,440         24,020
Nomura Securities .............................         3,266,000         53,929
Pioneer Electronic ............................         1,505,000         29,742
Sangetsu ......................................           272,000          5,805
Sankyo ........................................         2,264,000         56,076
Sega Enterprises ..............................           399,250         16,131
Sekisui Chemical ..............................         3,423,000        $38,182
Sekisui House .................................         2,374,000         25,021
Seven Eleven Japan ............................           338,000         19,653
Sharp .........................................         2,926,000         44,460
Shin-Etsu Chemical ............................         1,964,150         33,640
Sony ..........................................           819,300         49,149
Sumitomo ......................................         4,516,000         36,452
Sumitomo Electric .............................         4,844,000         63,818
Sumitomo Forestry .............................         1,508,000         21,324
TDK ...........................................           807,000         47,348
Teijin ........................................         6,274,000         29,040
Tokio Marine & Fire Insurance .................         1,246,000         13,680
Tokyo Electronics .............................           454,000         11,683
Tokyo Steel Manufacturing .....................         1,227,000         18,967
Toppan Printing ...............................         2,071,000         25,284
Uny ...........................................           875,000         15,140
Yurtec ........................................           569,100          8,297
Total Japan (Cost $1,883,752) .................                        1,844,496

MALAYSIA  3.0%
Common Stocks and Warrants 3.0%

Affin Holdings ....................................      17,774,000       45,728
Affin Holdings, warrants, exp. 11/15/99 * .........       3,530,200        3,773
Berjaya Sports Toto ...............................       6,369,000       23,948
Commerce Asset Holdings ...........................       2,822,332       18,432
MBF Capital .......................................      10,910,000       15,027
Multi-Purpose Holdings ............................      16,264,000       27,809
Renong ............................................      14,053,000       22,138
Renong, warrants, exp. 11/21/00 * .................       1,575,750          642
Resorts World .....................................       1,853,000       10,635
Tanjong ...........................................       6,562,000       25,453
Technology Resources Industries * .................       8,535,000       20,438
United Engineers ..................................       5,926,000       46,911
                                                                         260,934

Preferred Stocks  0.0%
Renong, cv. loan stock, 4.00%, 5/21/01 .............        2,521,200        923
                                                                             923
Total Malaysia (Cost $217,170) .....................                     261,857


MEXICO  1.5%
Common Stocks and Rights 1.5%

Cemex (Class B) ...................................       1,534,044      $ 5,516
Cemex ADS (144a) (USD) ............................       1,914,463       13,521
Cifra ADR (USD) ...................................      11,947,992       14,816
Fomentos Economico Mexicano (Class B) .............       1,322,684        4,015
Gruma (Class B) * .................................       2,249,268       11,180
Gruma (Class B), rights * .........................          59,661           22
Grupo Embotellador de Mexico ......................       1,165,327        1,450
Grupo Financiero Banamex (Class B) ................       3,536,595        7,480
Grupo Financiero Banamex (Class L) ................         144,991          296
Grupo Financiero Bancomer (Class L) * .............          53,515           18
Grupo Financiero Bancomer GDS (USD) * .............          72,250          614
Grupo Industrial Maseca (Class B) .................       6,373,007        7,755
Grupo Modelo (Class C) ............................       1,382,316        7,163
Grupo Televisa GDR (USD) ..........................         187,266        4,916
Kimberly-Clark Mexico (Class A) ...................         480,092        9,258
Panamerican Beverages (Class A) ADR (USD) .........         346,871       15,132
Telefonos de Mexico (Class L) ADS (USD) ...........         941,222       28,707
Total Mexico (Cost $175,679) ......................                      131,859


NETHERLANDS  10.2%
Common Stocks and Warrants 10.2%

ABN Amro Holdings ................................         702,807        39,724
Ahold ............................................         594,928        34,713
Akzo Nobel .......................................          74,504         9,388

CSM ..............................................         896,436        47,286
Elsevier .........................................       9,707,742       161,348
Fortis Amev ......................................         841,137        25,134
Hagemeyer ........................................         188,700        14,180
ING Groep ........................................       1,986,100        61,923
ING Groep, warrants, exp. 3/15/01 * ..............       1,900,000        10,358
Koninklijke PTT Nederland ........................         307,817        11,139
Nutricia .........................................         133,248        18,691
Otra .............................................         180,960         3,392
Polygram .........................................       1,028,974        48,335
Royal Dutch Petroleum ............................         994,563       164,246
Unilever .........................................         299,424        45,530
Wolters Kluwer ...................................       1,520,298       195,425
                                                                         890,812

Preferred Stocks  0.0%
ING Groep ..........................................          70,540         375
                                                                             375
Total Netherlands (Cost $559,183) ..................                     891,187


NEW ZEALAND  0.7%
Common Stocks and Rights  0.7%

Air New Zealand (Class B) .......................        2,047,864         4,998
Air New Zealand (Class B), rights * .............          558,508           581
Carter Holt Harvey ..............................        2,887,749         6,497
Fernz ...........................................        1,553,577         5,441
Fletcher Challenge Building .....................        1,464,980         3,969
Fletcher Challenge Energy .......................          523,980         1,494
Fletcher Challenge Forests Division .............        5,744,702         9,591
Fletcher Challenge Paper ........................          878,060         1,590
Telecom Corporation of New Zealand ..............        4,761,628        24,760
Total New Zealand (Cost $51,996) ................                         58,921


NORWAY  1.4%
Common Stocks  1.4%

Bergesen (Class A) ............................           198,750          4,345
Norsk Hydro ...................................         1,344,906         61,968
Orkla (Class A) ...............................           832,266         53,217
Saga Petroleum (Class B) ......................           314,380          4,902
Total Norway (Cost $84,094) ...................                          124,432


PERU  0.1%
Common Stocks  0.1%

Credicorp Limited (USD) ............................         108,900       1,906
Telefonica del Peru (Class B) ......................       1,033,003       2,186
Telefonica del Peru (Class B) ADR (USD) ............         155,259       3,202
Total Peru (Cost $7,031) ...........................                       7,294

PHILIPPINES  0.1%
Common Stocks  0.1%

Philippine National Bank ...........................         748,100   $   8,611
Total Philippines (Cost $12,395) ...................                       8,611


PORTUGAL  0.5%
Common Stocks  0.5%

Jeronimo Martins ................................         448,373         40,809
Total Portugal (Cost $15,855) ...................                         40,809


RUSSIA  0.0%
Common Stocks  0.0%

Gazprom ADR (USD) ............................           145,810           2,734
Total Russia (Cost $2,296) ...................                             2,734


SINGAPORE  1.9%
Common Stocks and Warrants  1.9%

DBS Land ..............................................     3,932,000     12,395
Development Bank of Singapore .........................     1,060,000     12,719
Far East Levingston Shipbuilding ......................     1,344,000      6,441
Fraser & Neave ........................................       634,800      6,310
Jurong Shipyard .......................................       321,000      1,504
Keppel ................................................       918,000      6,843
Overseas Union Bank ...................................     4,831,000     32,927
Singapore Airlines ....................................       344,000      3,028
Singapore Land ........................................     4,220,000     23,370
Singapore Press .......................................       818,640     13,600
United Industrial .....................................     6,777,000      5,629
United Overseas Bank ..................................     3,656,154     35,562
United Overseas Bank, warrants, exp. 6/17/97 * ........       862,750      3,063
Total Singapore (Cost $155,433) .......................                  163,391


SOUTH KOREA  0.9%
Common Stocks  0.9%

Cho Hung Bank .........................................      110,590       1,149
Hanil Bank ............................................      634,760       5,825
Hanil Securities ......................................      387,904       4,038
Kook Min Bank .........................................      444,535       8,522
Korea Electric Power ..................................      562,000      16,528

Pohang Iron & Steel ...................................      214,130      13,645
Samsung Electronic * ..................................      170,277      12,452
Samsung Electronic GDR (USD) * ........................       90,961       1,480
Samsung Electronic GDS (USD) * ........................        6,608         226
Samsung Electronic GDS, 1/2 non voting (USD) * ........      301,820       6,580
Samsung Electronic, new * .............................       26,408       1,806
Samsung Fire & Marine Insurance .......................          430         226
Seoul Bank ............................................      601,770       3,496
Shinhan Bank ..........................................       38,950         765
Yukong ................................................      261,033       6,073
Total South Korea (Cost $116,757) .....................                   82,811


SPAIN  2.3%
Common Stocks  2.3%

Aguas de Barcelona ..............................          117,338         4,800
Argentaria Banca de Espana ......................          265,674        10,411
Banco Popular Espanol ...........................          125,139        23,921
Banco Santander .................................          444,304        22,808
Centros Comerciales Pryca .......................          367,159         8,431
Continente Central ..............................          180,160         3,657
Empresa Nacional de Electricidad ................          658,892        40,330
Fomento de Construcciones y Contra ..............           46,561         3,780
Gas Natural .....................................          131,579        23,017
Iberdrola .......................................        1,880,939        19,975
Repsol ..........................................          947,162        30,918
Repsol ADR (USD) ................................           38,000         1,245
Telefonica de Espana ............................          459,210         9,213
Total Spain (Cost $163,520) .....................                        202,506


SWEDEN  2.6%
Common Stocks  2.6%

ABB (Class A) .................................           145,220         16,453
Astra (Class B) ...............................         1,979,453         90,308
Atlas Copco (Class B) .........................           831,988         17,144
Electrolux (Class B) ..........................           550,243         30,626
Esselte (Class B) .............................           173,520          3,879
Hennes & Mauritz (Class B) ....................           246,419         31,891


Sandvik (Class A) .............................           175,000          4,125
Sandvik (Class B) .............................           943,470         22,239
Scribona (Class B) ............................           233,080          2,570
Stora Kopparbergs (Class B) ...................           600,800          7,720
Total Sweden (Cost $138,959) ..................           226,955

SWITZERLAND  4.4%
Common Stocks  4.4%

ABB .............................................          50,520         62,431
Adecco ..........................................         132,012         37,076
Ciba-Geigy ......................................          29,827         36,741
CS Holding ......................................         147,785         14,761
Nestle ..........................................          63,146         68,591
Roche Holdings ..................................          10,945         82,780
Sandoz ..........................................          50,298         58,137
Schweizerischer Bankverein ......................         131,486         25,330
Total Switzerland (Cost $267,137) ...............                        385,847


THAILAND  0.6%
Common Stocks and Warrants 0.6%

Advanced Information Service ........................        553,576       7,513
Bangkok Bank ........................................      1,704,203      18,182
Bank of Ayudhya .....................................      1,297,341       3,715
Siam Cement .........................................        106,285       3,635
Siam Commercial Bank ................................        969,533       8,822
Thai Farmers Bank ...................................      1,004,094       7,680
Thai Farmers Bank, warrants, exp. 9/15/02 * .........        125,511          53
Total Access Communications (USD) ...................        486,000       3,353
Total Thailand (Cost $50,037) .......................                     52,953


UNITED KINGDOM  15.7%
Common Stocks  15.7%

Abbey National .................................        6,612,700         68,667
Argos ..........................................        3,515,848         44,063
Asda Group .....................................       15,302,000       $ 29,389
British Gas ....................................        3,295,040         10,243
British Petroleum ..............................        2,722,500         29,157
Cable & Wireless ...............................        5,920,050         47,021
Cadbury Schweppes ..............................        4,260,793         35,368
Caradon ........................................        7,645,821         30,115
Coats Viyella ..................................        2,707,210          6,698
Compass Group ..................................        2,333,000         23,201
David S. Smith .................................        4,099,120         20,816
East Midlands Electricity ......................        1,722,864         15,100
Electrocomponents ..............................        2,585,000         17,334
GKN ............................................          504,000          9,491
Glaxo Wellcome .................................        4,112,710         63,926
Grand Metropolitan .............................        6,969,780         52,296
Guinness .......................................        5,944,000         42,761
Heywood Williams Group .........................        1,034,875          4,102
Hillsdown Holdings .............................        2,471,000          7,078

John Laing (Class A) ...........................        2,220,000          9,648
Kingfisher .....................................        6,137,733         65,333
Ladbroke Group .................................        3,929,940         12,697
London Electricity .............................        2,195,691         21,728
National Grid Group ............................        2,033,895          5,959
National Westminster Bank ......................       11,256,780        128,801
Rank Group .....................................        4,509,825         29,801
Reed International .............................        5,610,430        104,556
Rolls Royce ....................................        2,043,925          8,417
RTZ ............................................        2,835,900         45,234
Safeway ........................................        5,642,920         33,431
Sears ..........................................        2,390,000          3,365
Shell Transport & Trading ......................        5,169,000         84,804
Smithkline Beecham .............................        9,771,740        120,238
Spring Ram .....................................          817,666            173
T & N ..........................................        5,116,000         10,575
Tesco ..........................................        4,951,395         26,675
Tomkins ........................................       12,113,430         50,670
United Newspapers ..............................        5,026,430         55,058
Total United Kingdom (Cost $1,035,804) .........                       1,373,989


SHORT-TERM INVESTMENTS  5.6%
Commercial Paper  3.1%

ABB Treasury Center (USA), 4(2), 5.35%, 12/20/96 ........ $25,000,000   $ 24,818
American Express Credit, 5.26%, 12/5/96 .................  10,000,000      9,950
Bank of America, 5.40%, 2/5/97 ..........................  10,000,000      9,856
Caisse des Depots et Consignations, 4(2), 5.25%, 11/21/96  30,000,000     29,912
Ciesco, 5.30%, 11/25/96 .................................  10,000,000      9,965
Countrywide Funding, 5.28%, 11/12/96-11/19/96 ...........  20,000,000     19,957
Delaware Funding, 5.25%, 11/15/96 .......................  27,000,000     26,945
Korea Development Bank, 5.27%, 11/12/96 .................  15,000,000     14,976
Manufacturers Investor, 5.25%, 11/20/96 .................  30,000,000     29,917
Market Street Funding, 5.29%, 11/26/96 ..................  10,000,000      9,963
Merrill Lynch & Co., 5.26%, 12/2/96 .....................  10,000,000      9,955
Mobil Australia Finance, 4(2), 5.32%, 11/27/96 ..........  20,000,000     19,923
Oesterrichische Kontrollbank, 5.33%, 11/29/96 ...........  30,000,000     29,876
Tasmanian Public Finance, 5.32%, 11/15/96 ...............  20,000,000     19,959
Investments in Commercial Paper through a joint account,
        5.56-5.63%, 11/1/96 ............................    9,006,737      9,007
                                                                         274,979
Other  2.5%
Abbey National, CD, 5.51%, 4/8/97 .......................   25,000,000    25,001
Australia & New Zealand Banking, CD, 5.57%, 2/6/97 ......   15,000,000    15,000
Caisse Nationale de Credit Agricole, CD, 5.42%, 12/30/96    20,000,000    20,003
FCC National Bank, BN, 5.70%, 10/28/97 ..................   10,000,000    10,000
First National Boston, BN, 5.38%, 11/25/96 ..............   20,000,000    20,000

First Tennessee Bank N.A., CD, 5.32%, 11/4/96 ...........   20,000,000    20,000
Hessische Landesbank-Girozentrale, CD, 5.44%, 12/27/96 ..   25,000,000    25,002
MBNA America Bank N.A., CD, 5.43%, 12/2/96 ..............   25,000,000    25,000
Morgan Stanley Group, Floating Rate MTN, 5.656%, 1/31/97     5,000,000     5,001
National Westminster Bank PLC, CD, 5.42%, 2/24/97 .......   25,000,000    25,002
SMM Trust, Floating Rate MTN, 5.706%, 3/26/97 ...........   14,000,000    14,000
Societe Generale, CD, 5.37%, 12/16/96 ...................   10,000,000    10,001
                                                                         214,010
Total Short-Term Investments (Cost $488,989) ............                488,989

Total Investments in Securities
100.1% of Net Assets (Cost $7,395,155) ....................         $ 8,783,704

Other Assets Less Liabilities .............................              (7,968)

NET ASSETS ................................................         $ 8,775,736

Net Assets Consist of:
Accumulated net investment income - net of distributions ........     $  116,966
Accumulated net realized gain/loss - net of distributions .......        110,531
Net unrealized gain (loss) ......................................      1,388,332
Paid-in-capital  applicable to 651,572,337 shares of
$0.01 par value capital stock outstanding; 2,000,000,000
shares of the Corporation  authorized ...........................      7,159,907

NET ASSETS $ ....................................................      8,775,736

NET ASSET VALUE PER SHARE .......................................        $ 13.47


*    Non-income producing
4(2) Commercial  paper  sold  within  terms of a private  placement  memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
144a Security was purchased  pursuant to Rule 144a under the  Securities  Act of
     1933 and may not be resold subject to that rule except to qualified institutional buyers-- total of such securities at year-end amounts to 0.26% of net assets.
BEL  Belgian franc
BN   Bankers Note
CD   Certificate of Deposit
HKD  Hong Kong dollar
ITL  Italian lira
MTN  Medium-Term Note
USD  U.S. dollar

The accompanying notes are an integral part of these financial statements.

================================================================================
Statement of Operations
--------------------------------------------------------------------------------
In thousands
                                                                           Year
                                                                          Ended
                                                                       10/31/96
--------------------------------------------------------------------------------
Investment Income

Income
        Dividend (net of foreign taxes of $ 23,946) ...........       $ 165,285
        Interest ..............................................          23,717
        Total income ..........................................         189,002
Expenses

        Investment management .................................          52,565
        Shareholder servicing .................................          10,859
        Custody and accounting ................................           2,734
        Prospectus and shareholder reports ....................             728
        Registration ..........................................             555
        Legal and audit .......................................              45
        Directors .............................................              29
        Miscellaneous .........................................              76
        Total expenses ........................................          67,591

Net investment income .........................................         121,411

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
        Securities ............................................         125,625
        Foreign currency transactions .........................          (5,348)
        Net realized gain (loss) ..............................         120,277

Change in net unrealized gain or loss
        Securities ............................................         758,558
        Other assets and liabilities
        denominated in foreign currencies .....................            (250)
        Change in net unrealized gain or loss .................         758,308

Net realized and unrealized gain (loss) .......................         878,585

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS ........................................       $ 999,996
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

================================================================================
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands
        Year    Year
        Ended   Ended
        10/31/96        10/31/95

Increase (Decrease) in Net Assets
Operations
  Net investment income ...........................     $ 121,411      $ 94,504
  Net realized gain (loss) ........................       120,277        47,559
  Change in net unrealized gain or loss ...........       758,308      (115,119)
  Increase (decrease) in net assets from operations       999,996        26,944
Distributions to shareholders
  Net investment income ...........................       (95,687)      (57,811)
  Net realized gain ...............................      (106,311)     (298,432)
  Decrease in net assets from distributions .......      (201,998)     (356,243)
Capital share transactions *
  Shares sold .....................................     2,646,210     1,729,049
  Distributions reinvested ........................       187,694       331,094
  Shares redeemed .................................    (1,242,071)   (1,550,652)
  Increase (decrease) in net assets from capital
  share transactions ..............................     1,591,833       509,491
Net Assets
Increase (decrease) during period .................     2,389,831       180,192
Beginning of period ...............................     6,385,905     6,205,713
End of period .....................................   $ 8,775,736   $ 6,385,905
* Share information
  Shares sold .....................................       204,384       147,854
  Distributions reinvested ........................        15,334        29,562
  Shares redeemed .................................       (96,325)     (132,547)
  Increase (decrease) in shares outstanding .......       123,393        44,869
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

================================================================================
Notes to Financial Statements
================================================================================

--------------------------------------------------------------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
================================================================================

     T. Rowe Price International Funds, Inc., (the corporation) is registered under the Investment Company Act of 1940. The International Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on May 9, 1980.

Valuation

     Equity securities listed or regularly traded on a securities exchange (including Nasdaq) are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Other equity securities and those listed securities that are not traded on a particular day are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at amortized cost which approximates fair value.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation

     Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Other

     Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Emerging Markets

     At October 31, 1996, the fund held investments in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Commercial Paper Joint Account

     The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

Securities Lending

     To earn additional income, the fund lends its securities to approved brokers. At October 31, 1996, the market value of securities on loan was $978,395,000, which was fully collateralized with cash. Although the risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

Other

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $2,080,819,000 and $850,991,000, respectively, for the year ended October 31, 1996.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At October 31, 1996, the aggregate cost of investments for federal income tax and financial reporting purposes was $7,395,155,000, and net unrealized gain aggregated $1,388,549,000, of which $1,742,370,000 related to appreciated investments and $353,821,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

     The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $5,067,000 was payable at October 31, 1996. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.305% for assets in excess of $50 billion. At October 31, 1996, and for the year ended then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc.
(TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Additionally, the fund is one of several T. Rowe Price mutual funds (the underlying funds) in which the T. Rowe Price Spectrum Growth Fund (Spectrum) invests. In accordance with an agreement among Spectrum, the underlying funds, Price Associates, and TRPS, expenses from the operation of Spectrum are borne by the underlying funds based on each underlying fund's proportionate share of assets owned by Spectrum. The fund incurred expenses pursuant to these related party agreements totaling approximately $8,874,000 for the year ended October 31, 1996, of which $891,000 was payable at period-end.

     During the year ended October 31, 1996, the fund, in the ordinary course of business, paid commissions of $792,000 to, and placed security purchase and sale orders aggregating $301,435,000 with, certain affiliates of the manager in connection with the execution of various portfolio transactions.

================================================================================
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price International Stock Fund

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price International Stock Fund (one of the portfolios constituting T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with custodians and brokers and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Baltimore, Maryland
November 19, 1996

================================================================================
Investment Services And Information
--------------------------------------------------------------------------------

KNOWLEDGABLE SERVICE REPRESENTATIVES

By Phone
     Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

In Person
     Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. While there, you can drop off applications or obtain prospectuses and other literature.

AUTOMATED 24-HOUR SERVICES

Tele*Access(R)
     Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

T. Rowe Price OnLine
     Through a personal computer via dial-up modem, you can replicate all the services available on Tele*Access plus conduct transactions in your Discount Brokerage and Variable Annuity accounts.

ACCOUNT SERVICES

Checking
     Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

Automatic  Investing
     Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A low, $50 minimum makes it easy to get started.

Automatic  Withdrawal
     If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

  Dividend and Capital Gains Payment Options
     Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

DISCOUNT BROKERAGE*

Investments Available
     You can trade stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

To Open an Account
     Call a shareholder service representative for more information.

INVESTMENT INFORMATION

Combined  Statement
     A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type--stock, bond, and money market. Detail pages itemize account transactions by fund.

Shareholder Reports
     Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

The T. Rowe Price Report
     This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

Performance Update
     This quarterly report reviews recent market developments and provides comprehensive performance information for every T. Rowe Price fund.

Insights
     This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

Detailed Investment Guides
     Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Retirees Financial Guide, and Retirement Planning Kit (also available on disk for PC use) can help you determine and reach your investment goals.

*A division of T. Rowe Price Investment Services, Inc.  Member NASD/SIPC.

================================================================================
Mutual Funds
--------------------------------------------------------------------------------

Stock Funds
================================================================================

Domestic
--------------------------------------------------------------------------------
Balanced
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Dividend Growth
Equity Income
Equity Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons
OTC
Science & Technology
Small-Cap Value
Spectrum Growth
Value

International/Global
--------------------------------------------------------------------------------
Emerging Markets Stock
European Stock
Global  Stock
International Discovery
International Stock
Japan
Latin America
New Asia

Bond Funds
================================================================================

Domestic Taxable
--------------------------------------------------------------------------------
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-free
California Tax-Free Bond
Florida Insured Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

International/Global
--------------------------------------------------------------------------------
Global Government Bond
Emerging Markets Bond
International Bond

Money Market
================================================================================

Taxable
--------------------------------------------------------------------------------
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
--------------------------------------------------------------------------------
California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

Blended Asset
================================================================================
Personal Strategy Income
Personal Strategy Balanced
Personal Strategy Growth

T. Rowe Price No-Load Variable Annuity
================================================================================
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio


                       For yield, price, last transaction,
                          current balance or to conduct
                         transactions, 24 hours, 7 days
                          a week, call Tele*Access(R):
                            1-800-638-2587 toll free

                                 For assistance
                               with your existing
                               fund account, call:
                           Shareholder Service Center
                            1-800-225-5132 toll free
                             625-6500 Baltimore area

                          To open a Discount Brokerage
                         account or obtain information,
                         call: 1-800-638-5660 toll free

                                Internet address:
                            http://www.troweprice.com

                            T. Rowe Price Associates
                              100 East Pratt Street
                            Baltimore, Maryland 21202

                          This report is authorized for
                        distribution only to shareholders
                         and to others who have received
                        a copy of the prospectus of the
                   T. Rowe Price International Stock Fund.(R)

                               Investor Centers:
                              101 East Lombard St.
                              Baltimore, MD 21202

                                 T. Rowe Price
                                Financial Center
                              10090 Red Run Blvd.
                             Owings Mills, MD 21117

                                Farragut Square
                              900 17th Street, N.W.
                             Washington, D.C. 20006

                                   ARCO Tower
                                   31st Floor
                              515 South Flower St.
                             Los Angeles, CA 90071

                             4200 West Cypress St.
                                   10th Floor
                                Tampa, FL 33607


              T. Rowe Price Investment Services, Inc., Distributor

                                RPRTISF 10/31/96